UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 26, 2016

LOCKHEED MARTIN CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-11437	52-1893632
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

6801 Rockledge Drive
Bethesda, Maryland		20817
(Address of principal executive offices)		(Zip Code)

(301) 897-6000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On April 26, 2016, Lockheed Martin Corporation issued a news release reporting its financial results for the quarter ended March 27, 2016. A copy of the news release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

99.1	Lockheed Martin Corporation News Release dated April 26, 2016 (earnings release reporting Lockheed Martin Corporation’s financial results for the quarter ended March 27, 2016).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lockheed Martin Corporation
(Registrant)

Date: April 26, 2016	By:	/s/ Brian P. Colan
Brian P. Colan
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description

99.1	Lockheed Martin Corporation News Release dated April 26, 2016 (earnings release reporting Lockheed Martin Corporation’s financial results for the quarter ended March 27, 2016).